UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2010

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held at the Company’s headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey, on Tuesday, June 1, 2010. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of three (3) Class I directors to serve until the 2013 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•

the approval and adoption of the amendment and restatement of the Company’s 2004 Employee Stock Purchase Plan, to, among other things, increase the number of shares of Class A Common Stock reserved for issuance thereunder from 6,000,000 shares to 9,000,000 shares; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

At the close of business on April 7, 2010, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 299,383,343 shares of the Company’s Class A Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 264,078,356 shares of the Company’s Class A Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the Class I directors were reelected and all other proposals submitted to stockholders were approved.

The vote with respect to the election of the Class I directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Maureen Breakiron-Evans	239,877,071	1,891,593	111,264	22,198,428
John E. Klein	235,949,618	5,810,974	119,336	22,198,428
Lakshmi Narayanan	235,927,391	5,869,619	82,918	22,198,428

The vote with respect to the amendment and restatement of the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
238,848,325	2,918,443	113,160	22,198,428

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was as follows:

FOR	AGAINST	ABSTAIN
257,506,301	6,509,918	62,137

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY
SOLUTIONS CORPORATION

By:	/S/ STEVEN SCHWARTZ
Name:	Steven Schwartz
Title:	Senior Vice President, General Counsel and Secretary

Date: June 1, 2010